                  AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT

         Amendment No. 1 to Stockholders' Agreement, dated as of October 7, 2001, among TeleCorp PCS, Inc. (the "Company"), AT&T Wireless PCS, LLC ("AWP"), Thomas H. Sullivan ("Sullivan"), Gerald T. Vento ("Vento") and each of the other stockholders of the Company set forth on the signature pages hereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto under the Stockholders' Agreement (defined below).

         WHEREAS, each of the parties hereto is a party to the Stockholders' Agreement, dated as of November 13, 2000, among the parties specified therein (the "Stockholders' Agreement").

         WHEREAS, as of the date hereof, each of the parties hereto owns beneficially and of record the number of shares of Class A Voting Common Stock of the Company set forth after such party's name on each signature page hereto.

         WHEREAS, an amendment to the Stockholders' Agreement requires the approval of a majority of the shares of Class A Voting Common Stock party to such agreement, including AWP, 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders.

         WHEREAS, the parties hereto, in the aggregate, satisfy the voting requirement described in the immediately preceding clause.

         NOW THEREFORE, each of the parties hereto, in accordance with Section 12.2(b) of the Stockholders' Agreement, agrees to amend the Stockholders' Agreement as follows:

         1. Section 3.7 of the Stockholders' Agreement is hereby amended by adding to the end thereof the following sentence:

         "Nothing contained in this Agreement, including without limitation this
Section 3.7 and Article 4 hereof, shall prohibit the Company, AWP, the Management Stockholders or the Cash Equity Investors from executing, delivering and performing their respective obligations under the Voting Agreement, dated as of October 7, 2001, among the Company, AWP and the shareholders of the Company named therein."

         2. This Amendment No. 1 shall be effective on the date that a counterpart hereof shall have been executed by the Company and the Beneficial Owners of a majority of the shares of Class A Voting Common Stock party to the Stockholders' Agreement, which shall include AWP, 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Cash Equity Investors and 66-2/3% of the Class A Voting Common Stock Beneficially Owned by the Management Stockholders.

         3. Each party hereto, as to itself and, where applicable in the case of Sullivan, Vento and Mounger, himself, represents and warrants, as applicable, to each of the other parties as follows:

         (a) It is a corporation, limited liability company, general partnership or limited partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and it or he, as the case may be, has the requisite power, authority and legal capacity to own, lease and operate its or his properties and to carry on its or his business as now being conducted.

         (b) It or he, as the case may be, has the requisite power, authority and legal capacity to execute, deliver and perform this Amendment No. 1.

         (c) The execution and delivery of this Amendment No. 1 by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Amendment No. 1.

         (d) This Amendment No. 1 has been duly executed and delivered by it and constitutes its or his, as the case may be, valid and binding obligation, enforceable against it or him in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

         (e) The execution, delivery and performance by it or he, as the case may be, of this Amendment No. 1 will not (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or him or any of its or his assets; or (c) require any consent, or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (except for approvals that have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such consent would not have a material adverse effect on it or him or its or his ability to perform its or his obligations hereunder.

         (f) There is no action, proceeding or investigation pending or, to its or his, as the case may be, knowledge, threatened against it or him or any of its or his properties or assets that would be reasonably expected to have an adverse effect on its or his ability to enter into this Amendment No. 1 or to fulfill its or his obligations hereunder.

         4. Any provision of this Amendment No. 1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         5. This Amendment No. 1 shall be deemed to be an amendment to the Stockholders' Agreement. All references to the Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Stockholders' Agreement as amended hereby. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

         6. The headings in this Amendment No. 1 are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

         7. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. THIS AMENDMENT NO. 1 SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.




                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed as of the day and year first above written.



                                    TELECORP PCS, INC.


                                    By:   /s/  Thomas H. Sullivan
                                       ---------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    TELECORP INVESTMENT CORP., L.L.C.


                                    By:   /s/  Thomas H. Sullivan
                                       ---------------------------------
                                          Name:  Thomas H. Sullivan
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock


                                          352,956
                                    --------------------------------------------

                                    TELECORP INVESTMENT CORP. II., L.L.C.


                                    By:   /s/  Thomas H. Sullivan
                                       ---------------------------------
                                          Name:  Thomas H. Sullivan
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock


                                          492,064
                                    --------------------------------------------

                                          /s/   Thomas H. Sullivan
                                    ------------------------------------------
                                    Thomas H. Sullivan


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    CTIHC, INCORPORATED


                                    By:   /s/   William T. Devanney
                                       ---------------------------------------
                                          Name:  William T. Devanney
                                          Title: Senior Vice President,
                                          Corporate Taxes


                                    Number of shares of Class A Voting
                                    Common Stock


                                                17,182,072
                                    --------------------------------------------

                                    J.H. WHITNEY III, L.P.

                                    By:   J.H. Whitney Equity Partners III,
                                    LLC, its general partner


                                    By:   /s/  Daniel J. O'Brien
                                       ---------------------------------------
                                          Name:  Daniel J. O'Brien
                                          Title: Managing Member


                                    Number of shares of Class A Voting
                                    Common Stock


                                                3,732,268
                                    --------------------------------------------

                                    WHITNEY EQUITY PARTNERS, L.P.

                                    By:   J.H. Whitney Equity Partners, LLC,
                                    its general partner


                                    By:   /s/   Daniel J. O'Brien
                                       ---------------------------------------
                                          Name:  Daniel J. O'Brien
                                          Title: Managing Member


                                    Number of shares of Class A Voting
                                    Common Stock


                                                1,586,660
                                    --------------------------------------------

                                    WHITNEY STRATEGIC PARTNERS III, L.P.

                                    By:   J.H. Whitney Equity Partners III,
                                    LLC, its general partner


                                    By:   /s/   Daniel J. O'Brien
                                       ---------------------------------------
                                          Name:  Daniel J. O'Brien
                                          Title: Managing Member


                                    Number of shares of Class A Voting
                                    Common Stock


                                                89,936
                                    --------------------------------------------

                                    MEDIA/COMMUNICATIONS PARTNERS III LIMITED
                                    PARTNERSHIP

                                    By:   M/CP III General Partner-J. Inc., a
                                    general partner


                                    By:   /s/  James F. Wade
                                       ---------------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    MEDIA/COMMUNICATIONS INVESTORS LIMITED
                                    PARTNERSHIP

                                    By:   M/C Investors General Partner-J.
                                    Inc., a general partner


                                    By:   /s/   James F. Wade
                                       ---------------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    NORTHWOOD VENTURES LLC


                                    By:   /s/  Peter G. Schiff
                                       ---------------------------------------
                                          Name:  Peter G. Schiff
                                          Title:    President


                                    Number of shares of Class A Voting
                                    Common Stock


                                                1,737,261
                                    --------------------------------------------

                                    NORTHWOOD CAPITAL PARTNERS LLC


                                    By:   /s/  Peter G. Schiff
                                       ---------------------------------------
                                          Name:  Peter G. Schiff
                                          Title: President


                                    Number of shares of Class A Voting
                                    Common Stock


                                                319,218
                                    --------------------------------------------

                                    Oak Tree, LLC
                                    By:  Triune Private Equity, LLC its
                                     manager



                                          /s/   Kevin Shepherd
                                    ------------------------------------------
                                    By:  Kevin Shepherd, its Co-Manager


                                    Number of shares of Class A Voting
                                    Common Stock


                                                2,297,657
                                    --------------------------------------------

                                    PCS Telecom, LLC
                                    By:  Triune Private Equity, LLC, its
                                     manager


                                          /s/   Kevin Shepherd
                                    ------------------------------------------
                                    By:  Kevin Shepherd, its Co-Manager


                                    Number of shares of Class A Voting
                                    Common Stock


                                                132,332
                                    --------------------------------------------

                                    JVB Private Equity, LLC


                                          /s/  Jack Thompson
                                    ------------------------------------------
                                    By:  Jack Thompson its Manager


                                    Number of shares of Class A Voting
                                    Common Stock


                                                936,541
                                    --------------------------------------------

                                    JVB Properties, LLLP


                                          /s/   Jack Thompson
                                    ------------------------------------------
                                    By:  Jack Thompson its General Partner

                                    Number of shares of Class A Voting
                                    Common Stock


                                                1,994,857
                                    --------------------------------------------

                                    TORONTO DOMINION INVESTMENTS, INC.


                                    By:   /s/ Marc Michel
                                       ---------------------------------
                                          Name:  Marc Michel
                                          Title: MD


                                    Number of shares of Class A Voting
                                    Common Stock


                                                3,442,319
                                    --------------------------------------------

                                    ONE LIBERTY FUND III, L.P.
                                    By:  One Liberty Partners III, LLC


                                    By:   /s/   Stephen J. Ricci
                                       ---------------------------------------
                                          Name:  Stephen J. Ricci
                                          Title: General Partner


                                    Number of shares of Class A Voting
                                    Common Stock


                                                1,431,462
                                    --------------------------------------------

                                    ONE LIBERTY FUND IV, L.P.
                                    By:  One Liberty Partners IV, LLC

                                    By:   /s/   Stephen J. Ricci
                                       ---------------------------------------
                                          Name:  Stephen J. Ricci
                                          Title: Managing Member


                                    Number of shares of Class A Voting
                                    Common Stock


                                                528,690
                                    --------------------------------------------

                                    ONE LIBERTY FUND ADVISORS FUND IV, L.P.
                                    By:  One Liberty Partners IV, LLC


                                    By:   /s/  Stephen J. Ricci
                                       ---------------------------------------
                                          Name:  Stephen J. Ricci
                                          Title: Managing Member


                                    Number of shares of Class A Voting
                                    Common Stock


                                                20,373
                                    --------------------------------------------

                                    CB CAPITAL INVESTORS, L.P.

                                    By:   CB Capital Investors, Inc., its
                                    general partner


                                    By:   /s/  Michael Hannon
                                       ---------------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    AT&T WIRELESS PCS, LLC

                                    By:  AT&T Wireless Services, Inc., its
                                     Manager



                                    By:   /s/  Robert Stokes Jr.
                                       ---------------------------------------
                                          Name:  Robert Stokes Jr.
                                          Title: Vice-President


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                          /s/  Gerald T. Vento
                                    ------------------------------------------
                                    Gerald T. Vento


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    --------------------------------------------
                                    William M. Mounger II


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    HOAK COMMUNICATIONS PARTNERS, L.P.

                                    By:   HCP Investments, L.P., its general
                                     partner

                                    By:   Hoak Partners, LLC, its general
                                     partner



                                    By:   /s/   James Hoak
                                       ---------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------

                                    HCP CAPITAL FUND, L.P.

                                    By:   James M. Hoak & Co., its general
                                     partner


                                    By:   /s/   James Hoak
                                       ---------------------------------
                                          Name:
                                          Title:


                                    Number of shares of Class A Voting
                                    Common Stock



                                    --------------------------------------------